Income Taxes	3 Months Ended	12 Months Ended
	Sep. 30, 2024	Jun. 30, 2024
Income Taxes [Abstract]
Income taxes

Note 21 — Income taxes

As of September 30, 2024 and June 30, 2024, the Company’s deferred tax asset had a full valuation allowance recorded against it. The effective tax rate for each of the three months ended September 30, 2024 and 2023 was 0%. The effective tax rate differs from the statutory tax rate of 21% primarily due to the valuation allowance on the deferred tax assets.

Note 19 — Income taxes

The Company’s income tax expenses for years ended June 30, 2024 and 2023 are as follows:

	For the Years Ended June 30,
	2024	2023
Federal
Current	$12,690	$13,502
Deferred	—	—
State
Current	7,138	735
Deferred	—	—
Total provision for income taxes	19,828	14,237

Income tax expense for the years ended June 30, 2024 and 2023 varied from the amount computed by applying the statutory income tax rate to income before taxes. Reconciliations between the expected federal income tax rates using 21% for the years ended June 30, 2024 and 2023 to the Company’s effective tax rate are as follows:

	For the Years Ended June 30,
	2024	2023
Federal statutory tax rate	21.0%	21.0%
State statutory tax rate, net of deduction on federal tax return	4.2%	5.8%
Permanent difference	(1.7)%	1.3%
Others	0.9%	—%
Change in valuation allowance	(25.0)%	(8.4)%
Effective tax rate	(0.6)%	19.7%

The Company had a cumulative net operating loss carryforward (“NOL”) for federal, California, and Georgia state income tax purpose of approximately $8.4 million, $2.0 million, and $1.5 million, respectively, as of June 30, 2024. The Company elected 100% allowance on deferred tax asset for the years ended June 30, 2024 and 2023 and incurred approximately $0.8 million and $1.2 million allowance on deferred tax asset, respectively. The Company’s NOL is limited to 80% of the excess of taxable income on federal level, same apply to the state of Georgia, with no limitation to the state of California. Both Company’s federal and the state of Georgia NOLs will last indefinitely. The state of California NOLs can be carried for 20 years. The valuation allowance increased by approximately $0.8 million from approximately $1.2 million on June 30, 2023 to approximately $2.0 million on June 30, 2024.

The Company’s ability to use its federal net operating carryforward may be limited if the Company experiences an “ownership change” as defined in Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended. As of June 30, 2024 and 2023, the Company has not performed any Section 382 study.

The Company’s deferred tax accounts are comprised of the following as of:

	June 30, 2024	June 30, 2023
Deferred tax assets
Net operating loss
Federal	$1,758,686	1,086,843
State	212,385	34,863
Capitalized R&D expense	70,451	55,540
Accrued warranty expense	7,382	—
Lease liabilities	109,903	—
Less: valuation allowance	(2,034,319)	(1,172,171)
Total deferred tax assets	124,488	5,075

Deferred tax liabilities:
Depreciation of property and equipment	$(14,371)	$(5,075)
Right of use assets	(110,117)	—
Total deferred tax liability	(124,488)	(5,075)
Total deferred tax accounts, net	$—	$—

The Company’s taxes payable consist of the following:

	June 30, 2024	June 30, 2023
Income taxes payable	$—	$15,842

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the marketing performance and measures the unrecognized benefits associated with the tax positions. As of June 30, 2024 and 2023, the Company did not have any significant unrecognized uncertain tax positions.